SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS Fixed Income Opportunities Fund
The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the fund’s summary prospectus.
John D. Ryan, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2010.
Thomas J. Sweeney, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2017.
Onur Uncu, PhD, Director. Portfolio Manager of the fund. Began managing the fund in 2017.
Rick Smith, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2019.
Please Retain This Supplement for Future Reference

April 10, 2019
PROSTKR-25